UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01494

GENERAL ELECTRIC S&S U.S. EQUITY FUND

(Exact name of registrant as specified in charter)

1600 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, INC.

1600 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/12

ITEM 1.	REPORTS TO STOCKHOLDERS.

S&S Program

U.S. Equity Fund

Income Fund

Annual Report

December 31, 2012

The information provided on the performance pages relates to the GE S&S U.S. Equity Fund and GE S&S Income Fund (each a “Fund” and collectively the “Funds”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-242-0134 or visit the Funds’ website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

(Unaudited)

David B. Carlson

Chief Investment Officer — U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The GE S&S U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management (GEAM). He manages the overall U.S. equity investments for GEAM. Mr. Carlson has served as a portfolio manager for the GE S&S U.S. Equity Fund since May 2011. Mr. Carlson joined GEAM in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Stephen V. Gelhaus is a Senior Vice President of GEAM. He has served as a portfolio manager for the GE S&S U.S. Equity Fund since January 2002. Mr. Gelhaus joined GEAM in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager at GEAM in 1999.

Paul C. Reinhardt is a Senior Vice President of GEAM. He has served as a portfolio manager for the GE S&S U.S. Equity Fund since January 2001. Mr. Reinhardt joined GEAM in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the GE S&S U.S. Equity Fund (the ‘’Fund”) perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2012?

A.

For the twelve-month period ended December 31, 2012, the Fund returned 16.78%. The S&P 500® Index (S&P 500), the Fund’s benchmark, returned 16.00% and the Fund’s Morningstar peer group of 1,741 U.S. Large Growth Funds returned an average of 15.24% over the same period.

Q.	What market factors affected the funds performance?

A.	The year ended December 31, 2012 was marked by lessening sovereign debt risk in Europe, which helped to dampen correlations and restore some confidence in the equity markets. Improving U.S. economic data, from housing to incremental improvements in labor market statistics, further fanned investor confidence, underpinning a double-digit gain for U.S. equities. Given the dwindling tail risk in Europe, the financial sector breathed a sigh of relief and the S&P financials sector rose 29%, the greatest advance among the S&P 500 sectors. Overall, the equity markets had a “risk-on” feel despite some volatility around uncertainties in the first half of the year.

2012’s largest gains came in the more domestically-focused cyclical sectors, including consumer discretionary (media and specialty retailers positioned to benefit from the housing recovery) and health care. While telecommunications rallied, other classically defensive sectors lagged, including utilities and consumer staples. As investors fretted over the rate of global growth in the face of European recession and below-trend growth in China, the commodities and energy sectors also struggled to keep pace. In the end, given the strong financials-sector leadership, the value style of investing outperformed growth for the year. More differentiation in valuations made the environment much friendlier for active stock selection, especially towards year-end.

Q.	What were the primary drivers of Fund performance?

A.

Underweighting the higher-yielding defensive sectors, including utilities and consumer staples, which the Fund’s portfolio managers found expensive, was a key positive performance driver. A brighter outlook for consumer spending as housing and employment data stabilized benefited the Fund’s consumer discretionary holdings,

(Unaudited)

including home retailer, Lowe’s, and Time Warner in the media industry. The Fund’s stock selection in some of the more innovative companies within health care and technology bolstered returns. In health care, Gilead reaffirmed its robust pipeline and Covidien asserted its market leadership in devices and medical products. In technology, strength in Apple, Equinix and Visa offset weakness in Western Union and Baidu. In terms of key performance detractors, Allegheny Technologies pressured Fund results, as many investors became concerned about an oversupply of stainless steel and titanium. Food company, Archer Daniels Midland lagged due to the U.S. drought and the negative impact on the corn crop. As energy prices fell, Anadarko, Occidental and Schlumberger also underperformed. Overweighting financials as investors flocked to the sector helped the Fund — as did strong rallies in Goldman Sachs and Ameriprise. However, the Fund did not own enough of the lower quality banks that snapped back, including Bank of America, which challenged relative returns within the financials sector and the Fund as a whole.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund’s biggest overweight remained constant, with the largest exposure in the technology sector. During the course of the year the Fund built its exposure to financials, making it the second-largest overweight at year-end. The Fund also initiated positions in Citigroup, AIG and Regions Financial. At the beginning of the year, technology and financials companies traded at discounts to their long-term historical earnings multiples, relative to the S&P 500, and there were interesting values in several high-quality global franchises in these sectors. The Fund did, however, take profits in sectors that had been bid-up in 2011’s defensive market. The Fund reduced its exposure to utilities, consumer staples and telecommunications ending the year with greater underweights in these relatively pricey sectors of the market. During the year the Fund increased exposure to the consumer discretionary sector, initiating positions in Comcast, CBS and Discovery Communications, within the media industry and adding to Liberty Global and Time Warner. The Fund trimmed its position in Apple on strength and maintained an underweight position in the stock at year-end.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the share class under the heading “Expenses Paid During Period,” to estimate the expenses paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2012 – December 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,071.30	0.84
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.33	0.81

*	Expenses are equal to the Fund’s annualized expense ratio of 0.16% (for the period July 1, 2012 - December 31, 2012), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and income. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Top Ten Holdings

as of December 31, 2012 as a % of Fair Value(b)

Apple Inc.	3.28%
Covidien PLC	2.81%
Cisco Systems Inc.	2.49%
Pfizer Inc.	2.39%
Microsoft Corp.	2.38%
Wells Fargo & Co.	2.36%
Johnson & Johnson	2.34%
Qualcomm Inc.	2.34%
Honeywell International Inc.	2.31%
Chevron Corp.	2.23%

Sector Allocation

as a % of Fair Value of $3,959,777 (in thousands) as of December 31, 2012(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2012

	One Year	Five Year	Ten Year
Number of funds in peer group	1,741	1,573	1,300
Peer group average annual total return	15.24%	0.70%	6.36%
Morningstar category in peer group: U.S. Large Growth

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2012

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

GE S&S U.S. Equity Fund	16.78%	1.54%	6.58%	$18,921

S&P 500 Index	16.00%	1.66%	7.10%	$19,866

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE S&S U.S. Equity Fund	December 31, 2012

(dollars in thousands)

GE S&S U.S. Equity Fund

	Number of Shares	Fair Value

Common Stock — 98.5%†

Advertising — 0.7%

Omnicom Group Inc.	543,622	$27,160

Aerospace & Defense — 2.9%

Honeywell International Inc.	1,438,799	91,321
United Technologies Corp.	284,775	23,354
		114,675

Agricultural Products — 0.7%

Archer-Daniels-Midland Co.	957,810	26,234

Air Freight & Logistics — 2.1%

United Parcel Service Inc.	1,113,130	82,071

Application Software — 0.5%

Intuit Inc.	326,173	19,407

Asset Management & Custody Banks — 4.2%

Ameriprise Financial Inc.	1,106,400	69,293
Invesco Ltd.	2,526,546	65,917
State Street Corp.	631,636	29,693	(e)
		164,903

Automobile Manufacturers — 0.4%

Ford Motor Co.	1,333,167	17,264

Automotive Retail — 0.2%

AutoZone Inc.	20,192	7,156	(a)

Biotechnology — 2.4%

Amgen Inc.	673,055	58,098
Gilead Sciences Inc.	528,089	38,788	(a)
		96,886

Broadcasting — 1.2%

CBS Corp.	258,867	9,849
Discovery Communications Inc.	626,459	36,648	(a)
		46,497

Cable & Satellite — 3.9%

Comcast Corp.††	1,980,335	74,025
Comcast Corp.††	595,397	21,404
DIRECTV	269,223	13,505	(a)
Liberty Global Inc.	761,070	44,713	(a)
		153,647

Casinos & Gaming — 0.4%

Las Vegas Sands Corp.	388,301	17,924

	Number of Shares	Fair Value

Communications Equipment — 4.8%

Cisco Systems Inc.	5,022,027	$98,683
Qualcomm Inc.	1,491,077	92,477
		191,160

Computer Hardware — 3.3%

Apple Inc.	243,335	129,705

Construction & Farm Machinery & Heavy Trucks — 1.0%

Cummins Inc.	103,547	11,219
Deere & Co.	315,818	27,293
		38,512

Consumer Finance — 1.5%

American Express Co.	1,029,256	59,162

Data Processing & Outsourced Services — 3.3%

Paychex Inc.	1,035,470	32,245
The Western Union Co.	3,598,254	48,973
Visa Inc.	326,173	49,442
		130,660

Department Stores — 0.3%

Macy's Inc.	284,753	11,111

Diversified Chemicals — 0.3%

PPG Industries Inc.	95,781	12,964

Diversified Financial Services — 5.2%

Citigroup Inc.	1,734,412	68,613
JPMorgan Chase & Co.	1,003,247	44,113
Wells Fargo & Co.	2,728,462	93,259
		205,985

Diversified Metals & Mining — 0.1%

Freeport-McMoRan Copper & Gold Inc.	77,659	2,656

Drug Retail — 0.4%

CVS Caremark Corp.	297,698	14,394

Electric Utilities — 0.6%

NextEra Energy Inc.	194,151	13,433
FirstEnergy Corp.	295,109	12,324
		25,757

Electrical Components & Equipment — 0.3%

Eaton Corp PLC	245,924	13,329

Fertilizers & Agricultural Chemicals — 1.3%

Monsanto Co.	414,188	39,203
Potash Corporation of Saskatchewan Inc.	305,464	12,429
		51,632

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S U.S. Equity Fund	December 31, 2012

(dollars in thousands)

	Number of Shares	Fair Value

General Merchandise Stores — 0.9%

Target Corp.	613,516	$36,302

Healthcare Distributors — 0.7%

Cardinal Health Inc.	660,112	27,183

Healthcare Equipment — 3.5%

Covidien PLC	1,925,973	111,206
Medtronic Inc.	698,942	28,671
		139,877

Healthcare Facilities — 0.1%

HCA Holdings Inc.	119,078	3,592

Healthcare Services — 2.1%

Express Scripts Holding Co.	1,516,962	81,916	(a)

Healthcare Supplies — 0.3%

DENTSPLY International Inc.	284,756	11,279

Heavy Electrical Equipment — 0.3%

ABB Ltd. ADR	509,969	10,602

Home Building — 0.5%

MDC Holdings Inc.	515,095	18,935

Home Improvement Retail — 2.1%

Lowe's Companies Inc.	2,355,691	83,674

Independent Power Producers & Energy Traders — 0.7%

AES Corp.	1,397,884	14,957
Calpine Corp.	807,666	14,643	(a)
		29,600

Industrial Machinery — 1.7%

Dover Corp.	1,008,817	66,289

Integrated Oil & Gas — 4.7%

Chevron Corp.	818,021	88,461
Exxon Mobil Corp.	222,626	19,268
Hess Corp.	269,222	14,258
Occidental Petroleum Corp.	849,085	65,048
		187,035

Integrated Telecommunication Services — 0.2%

AT&T Inc.	207,094	6,982

Internet Retail — 0.4%

Amazon.com Inc.	64,717	16,253	(a)

	Number of Shares	Fair Value

Internet Software & Services — 3.5%

Baidu Inc. ADR	362,414	$36,347	(a)
eBay Inc.	962,986	49,132	(a)
Google Inc.	72,483	51,417	(a)
		136,896

Investment Banking & Brokerage — 1.4%

The Goldman Sachs Group Inc.	427,131	54,485

IT Consulting & Other Services — 0.5%

International Business Machines Corp.	103,547	19,834

Life & Health Insurance — 0.4%

Prudential Financial Inc.	297,697	15,876

Life Sciences Tools & Services — 1.4%

Agilent Technologies Inc.	918,980	37,623
PerkinElmer Inc.	517,734	16,433
		54,056

Movies & Entertainment — 2.2%

The Walt Disney Co.	129,433	6,444
Time Warner Inc.	1,695,582	81,100
		87,544

Multi-Line Insurance — 1.6%

American International Group Inc.	1,846,432	65,179	(a)

Oil & Gas Equipment & Services — 2.2%

Halliburton Co.	414,189	14,368
Schlumberger Ltd.	1,074,299	74,438
		88,806

Oil & Gas Exploration & Production — 2.4%

Anadarko Petroleum Corp.	931,923	69,251
Marathon Oil Corp.	776,604	23,811
		93,062

Oil & Gas Storage & Transportation — 0.1%

The Williams Companies Inc.	129,433	4,237

Packaged Foods & Meats — 1.3%

Kraft Foods Group Inc.	283,891	12,908
Mondelez International Inc.	1,576,503	40,154
		53,062

Pharmaceuticals — 5.7%

Bristol-Myers Squibb Co.	724,829	23,623
Johnson & Johnson	1,320,225	92,548
Novartis AG ADR	258,867	16,386
Pfizer Inc.	3,779,465	94,789
		227,346

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S U.S. Equity Fund	December 31, 2012

(dollars in thousands)

	Number of Shares	Fair Value

Property & Casualty Insurance — 1.6%

ACE Ltd.	776,602	$61,972

Railroads — 0.4%

CSX Corp.	854,262	16,855

Regional Banks — 1.3%

Regions Financial Corp.	7,429,494	52,898

Research & Consulting Services — 0.3%

Nielsen Holdings N.V.	419,365	12,829	(a)

Semiconductors — 1.2%

Altera Corp.	271,811	9,362
Analog Devices Inc.	232,981	9,800
Texas Instruments Inc.	957,809	29,634
		48,796

Soft Drinks — 2.7%
Coca-Cola Enterprises Inc.	854,262	27,106
PepsiCo Inc.	1,144,194	78,297
		105,403

Specialized Finance — 1.5%

CME Group Inc.	1,190,790	60,385

Specialized REITs — 0.8%

American Tower Corp.	388,301	30,004

Specialty Chemicals — 0.3%

LyondellBasell Industries N.V.	204,151	11,655

Specialty Stores — 0.6%

Dick's Sporting Goods Inc.	543,622	24,730

Steel — 0.3%

Allegheny Technologies Inc.	401,244	12,182

Systems Software — 4.4%

Microsoft Corp.	3,520,596	94,105
Oracle Corp.	2,350,516	78,319
		172,424

Tobacco — 0.2%

Altria Group Inc.	284,754	8,947

Total Common Stock (Cost $3,437,470 )		3,899,833
	Principal Amount	Fair Value

Short-Term Investments — 1.5%

Time Deposit — 1.5%

State Street Corp.
0.01% 01/02/13	$59,944	$59,944	(e)
(Cost $59,944)

Total Investments (Cost $3,497,414)		3,959,777

Other Assets and Liabilities, net — 0.0%*		234

NET ASSETS — 100.0%		$3,960,011

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

William M. Healey

Senior Vice President and Chief Investment Officer — Core Fixed Income

Mark H. Johnson

Senior Vice President and Chief Investment Officer — Insurance and Long Duration

Vita Marie Pike

Senior Vice President and Chief Investment Officer — Fixed Income Risk Assets

The GE S&S Income Fund (the “Fund”) is managed by a team of portfolio managers that includes William M. Healey, Mark H. Johnson and Vita Marie Pike. Mr. Healey, Mr. Johnson and Ms. Pike are each responsible for a portion of the Fund, the size of which is determined by team consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his or her portion of the Fund independent of the other team members, the team is highly collaborative and communicative.

William M. Healey is a Senior Vice President and Chief Investment Officer – Core Fixed Income of GEAM. He has served on the portfolio management team for the GE S&S Income Fund since joining GEAM as a portfolio manager in 1996. He became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer – Core Fixed Income in April 2012. Prior to joining GEAM, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer – Insurance and Long Duration of GEAM. He has been a member of the portfolio management team for the GE S&S Income Fund since 2007. Mr. Johnson joined GE in 1998 and GEAM as a Vice President and portfolio manager in 2002. He became Senior Vice President in 2007 and Chief Investment Officer – Insurance and Long Duration in April 2012. Prior to joining GEAM, Mr. Johnson held positions at various insurance companies and public accounting firms.

Vita Marie Pike is a Senior Vice President and Chief Investment Officer – Fixed Income Risk Assets of GEAM. She has served on the portfolio management team for the GE S&S Income Fund since June 2004. Ms. Pike joined GE in January 2001 and GEAM in January 2002 as a Vice President and Senior Portfolio Manager and became Senior Vice President in November 2010 and Chief Investment Officer – Fixed Income Risk Assets in April 2012. Prior to joining GE, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Q.	How did the GE S&S Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2012?

A.	For the twelve-month period ended December 31, 2012, the Fund returned 5.87%. The Barclay’s U.S. Aggregate Bond Index, the Fund’s benchmark, returned 4.22% and the Fund’s Morningstar peer group of 1,225 U.S. Intermediate-Term Bond Funds returned an average of 6.85% over the same period.

Q.	Discuss the factors that materially affected the Fund’s performance during the period.

A.	After slowing in the second quarter, the U.S. economy bounced back in the third quarter and continued to show signs of improvement in the fourth quarter. The 10-year treasury traded within a 100 basis point yield range between a high of 2.4% in March to a low in July of 1.4% before ending the year at 1.75%, just 13 basis points lower than where it began the year. The slowly improving U.S. economy combined with accommodative policies from the Federal Reserve and European Central Bank supported investor appetite for riskier assets in the low rate environment. This resulted in tighter yield spreads from investment grade corporate bonds, commercial mortgage-backed securities (MBS), high yield and emerging market debt.

The major driver behind the Fund’s performance versus its benchmark in 2012 was very strong security selection in MBS, high grade corporates and emerging market debt. The emphasis on low coupon agency MBS, which were the focus of Federal Reserve buying, outperformed higher coupon MBS. The Fund’s performance benefited from an underweight in high quality financials and an overweight in BBB-rated energy, non-cyclical and auto issuers combined with an overweight in banks and insurance. Another strong positive contributor was the Fund’s non-index exposure to BB and single B-rated high yield,

(Unaudited)

which outperformed the benchmark by nearly 10% due to spread compression of 170 basis points. Tighter spreads in U.S. dollar denominated emerging market debt and commercial MBS also provided excess return for the Fund.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund’s exposure to high yield and emerging market debt which began the year at 8% and 5%, respectively, was reduced in the first quarter to 4% and 3% and remained there throughout the balance of the year. We also pared the overweight in commercial MBS from 4% to 1% versus a 2% benchmark weight in the first quarter. We initiated a 4% overweight position in agency MBS in May, which was brought back to index neutral in August. The allocation to investment grade credit was reduced to a 4% underweight in August and remained there through year end. While tactically traded throughout the year, the Fund’s duration positioning was biased long versus the benchmark during the first three months then kept relatively neutral to the benchmark before reduced to nearly 0.5 years short of the index in October

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2012.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses Paid During Period,” to estimate the expenses paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2012 – December 31, 2012

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,021.80	0.97
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.18	0.97

*	Expenses are equal to the Fund’s annualized expense ratio of 0.19% (for the period July 1, 2012 - December 31, 2012), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment-grade debt securities, such as U.S. Government securities, mortgage-backed securities, corporate bonds, and money market instruments.

Quality Ratings

as of December 31, 2012 as a % of Fair Value(b)

Moody’s / S&P Rating *	Percentage of Fair Value

Aaa / AAA	18.46%

Aa / AA	56.32%

A / A	7.04%

Baa / BBB	12.48%

Ba / BB and lower	4.37%

NR / Other	1.33%

100.00%

*	Moody’s Investors Services Inc and Standard & Poor’s are nationally recognized statistical rating organizations.

Sector Allocation

as a % of Fair Value of $3,404,689 (in thousands) as of December 31, 2012(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2012

	One Year	Five Year	Ten Year
Number of funds in peer group	1,225	1,064	961
Peer group average annual total return	6.85%	5.57%	4.73%
Morningstar Category in peer group: U.S. Intermediate-Term Bond

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2012

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

GE S&S Income Fund	5.87%	5.52%	4.94%	$16,193

Barclays U.S. Aggregate Bond Index	4.22%	5.94%	5.18%	$16,575

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories. Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE S&S Income Fund	December 31, 2012

(dollars in thousands)

GE S&S Income Fund

		Principal Amount	Fair Value

Bonds and Notes — 91.1%†

U.S. Treasuries — 27.5%

U.S. Treasury Bonds
3.00%	05/15/42	$87,431	$89,071	(h)
3.13%	02/15/42	27,695	28,959
U.S. Treasury Notes
0.23%	07/31/14	83,797	83,656	(d,h)
0.24%	09/30/14 - 10/31/14	213,353	213,403	(d,h)
0.55%	01/31/17	2,945	2,985	(d)
0.56%	02/28/17	179,842	182,203	(d,h)
0.66%	09/30/17	189,745	189,405	(d)
1.63%	08/15/22	17,387	17,272
			806,954

Agency Mortgage Backed — 29.7%

Federal Home Loan Mortgage Corp.
2.38%	01/13/22	16,223	16,948
4.50%	06/01/33 - 02/01/35	377	405	(h)
5.00%	07/01/35 - 06/01/41	15,728	17,607	(h)
5.50%	05/01/20 - 04/01/39	6,874	7,618	(h)
6.00%	04/01/17 - 11/01/37	11,745	12,986	(h)
6.50%	07/01/29	41	47	(h)
7.00%	10/01/16 - 08/01/36	1,499	1,752	(h)
7.50%	01/01/28 - 09/01/33	149	174	(h)
8.00%	11/01/30	10	12	(h)
8.50%	04/01/30 - 05/01/30	24	31	(h)
9.00%	05/01/16 - 11/01/16	63	69	(h)
Federal National Mortgage Assoc.
2.72%	04/01/37	21	22	(i)
4.00%	05/01/19 - 12/01/41	45,671	49,020	(h)
4.50%	05/01/18 - 04/01/41	117,625	127,373	(h)
5.00%	07/01/20 - 06/01/41	30,948	34,634	(h)
5.50%	01/01/14 - 01/01/39	49,485	54,185	(h)
6.00%	02/01/14 - 08/01/35	17,423	19,572	(h)
6.50%	01/01/14 - 08/01/36	2,990	3,366	(h)
7.00%	10/01/16 - 02/01/34	309	344	(h)
7.50%	09/01/13 - 03/01/34	1,473	1,752	(h)
8.00%	11/01/14 - 11/01/33	781	937	(h)
8.50%	04/01/30 - 05/01/31	122	153	(h)
9.00%	08/01/14 - 12/01/22	402	456	(h)
3.00%	TBA	73,460	76,972	(c)
3.50%	TBA	74,015	78,854	(c)
4.00%	TBA	6,455	6,919	(c)
4.50%	TBA	17,920	19,357	(c)
5.00%	TBA	30,277	32,787	(c)
6.00%	TBA	75,845	82,837	(c)
6.50%	TBA	6,768	7,535	(c)
Government National Mortgage Assoc.
1.63%	11/20/21 - 10/20/25	20	20	(h,i)
1.75%	05/20/21 - 09/20/24	17	18	(h,i)

		Principal Amount	Fair Value

4.50%	08/15/33 - 03/20/41	$24,784	$27,273	(h)
5.00%	08/15/33	919	1,003	(h)
6.00%	04/15/27 - 09/15/36	2,522	2,852	(h)
6.50%	04/15/19 - 09/15/36	3,428	3,966	(h)
7.00%	03/15/26 - 10/15/36	1,222	1,448	(h)
7.50%	11/15/22 - 10/15/33	556	632	(h)
8.00%	11/15/29 - 06/15/30	6	7	(h)
8.50%	10/15/17	206	222	(h)
9.00%	11/15/16 - 12/15/21	660	726	(h)
3.00%	TBA	23,555	25,038	(c)
3.50%	TBA	66,000	71,708	(c)
4.00%	TBA	43,345	47,365	(c)
5.00%	TBA	29,442	32,115	(c)
5.50%	TBA	1,900	2,085	(c)
			871,202

Agency Collateralized Mortgage Obligations — 0.8%

Collateralized Mortgage Obligation Trust
0.70%	11/01/18	92	89	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	12,452	99	(g,h)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	17,194	1,256	(g,l)
4.50%	02/15/18 - 03/15/18	1,002	51	(g,h,l)
5.00%	05/15/17 - 02/15/38	1,853	101	(g,h,l)
5.50%	06/15/33	1,152	151	(g,h,l)
6.39%	08/15/25	7,114	918	(g,i)
7.50%	07/15/27	33	6	(g,h,l)
8.00%	04/15/20	60	64	(h)
Federal Home Loan Mortgage Corp. STRIPS
4.23%	08/01/27	23	19	(d,f,h)
8.00%	02/01/23 - 07/01/24	84	18	(g,h,l)
Federal National Mortgage Assoc. REMIC
1.21%	12/25/42	1,893	61	(g,h)
2.71%	12/25/22	87	81	(d,f,h)
5.00%	08/25/17 - 09/25/40	12,629	1,396	(g,h,l)
5.79%	07/25/38	3,181	343	(g,i)
5.84%	11/25/40	15,197	2,797	(g,i)
6.29%	01/25/42	10,042	2,074	(g,i)
7.29%	05/25/18	442	46	(g,h,i)
8.00%	05/25/22	—	3	(g,h,l)
4.50%	05/25/18	20	—	** (g,h,l)
Federal National Mortgage Assoc. STRIPS
1.68%	12/01/34	1,321	1,255	(d,f,h)
4.50%	08/01/35 - 01/01/36	3,469	395	(g,h,l)
5.00%	03/25/38 - 05/25/38	2,080	251	(g,l)
5.50%	12/01/33	431	55	(g,h,l)
6.00%	01/01/35	1,509	247	(g,h,l)
7.50%	11/01/23	373	79	(g,h,l)
8.00%	08/01/23 - 07/01/24	175	34	(g,h,l)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2012

(dollars in thousands)

		Principal Amount	Fair Value

8.50%	03/01/17 - 07/25/22	$239	$36	(g,h,l)
9.00%	05/25/22	87	17	(g,h,l)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	19,473	2,092	(g,l)
5.00%	12/20/35 - 09/20/38	16,496	1,461	(g,l)
5.94%	05/20/40	9,523	1,533	(g,i)
5.96%	05/20/40	16,882	3,064	(g,i)
6.39%	12/20/39	17,095	2,800	(g,i)
			22,892

Asset Backed — 0.2%

Capital One Multi-Asset Execution Trust
0.83%	01/15/19	1,000	989	(d,i)
Chase Funding Mortgage Loan Asset-Backed Certificates
3.99%	11/25/33	1,907	1,843
Countrywide Asset-Backed Certificates
3.00%	05/25/36	566	548	(d,i)
Hertz Vehicle Financing LLC
2.60%	02/25/15	2,000	2,038	(b,h)
Irwin Home Equity Corp.
11.87%	02/25/36	304	152	(d,h,i)
Popular ABS Mortgage Pass-Through Trust 2005-5
5.30%	11/25/35	2,525	1,634
			7,204

Corporate Notes — 28.1%

ABB Finance USA Inc.
1.63%	05/08/17	2,933	2,971	(h)
AbbVie Inc.
1.20%	11/06/15	4,423	4,453	(b)
1.75%	11/06/17	2,949	2,981	(b)
2.00%	11/06/18	2,945	2,983	(b)
4.40%	11/06/42	1,474	1,567	(b)
AES Corp.
8.00%	10/15/17	2,771	3,201	(h)
AES Panama S.A.
6.35%	12/21/16	1,632	1,791	(b,h)
Aetna Inc.
1.50%	11/15/17	2,405	2,410
2.75%	11/15/22	2,942	2,918
Agilent Technologies Inc.
3.20%	10/01/22	1,414	1,431
5.50%	09/14/15	2,995	3,337	(h)
Altria Group Inc.
4.25%	08/09/42	2,186	2,120
Amazon.com Inc.
1.20%	11/29/17	2,946	2,930
2.50%	11/29/22	2,946	2,904
America Movil SAB de C.V.
2.38%	09/08/16	8,368	8,698

		Principal Amount	Fair Value

American Axle & Manufacturing Inc.
7.88%	03/01/17	$2,729	$2,825
American Express Centurion Bank
0.90%	11/13/15	2,948	2,946	(d)
American Express Credit Corp.
1.75%	06/12/15	2,013	2,055
American International Group Inc.
4.88%	06/01/22	4,420	5,046
Amgen Inc.
5.38%	05/15/43	2,684	3,165	(h)
5.65%	06/15/42	1,714	2,058	(h)
Amsted Industries Inc.
8.13%	03/15/18	1,721	1,841	(b,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	1,460	1,801
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	2,927	2,945
5.38%	11/15/14	2,135	2,318	(h)
Archer-Daniels-Midland Co.
4.02%	04/16/43	1,720	1,645	(b)
Arizona Public Service Co.
6.25%	08/01/16	2,339	2,745	(h)
AstraZeneca PLC
4.00%	09/18/42	1,780	1,800
AT&T Inc.
0.65%	02/13/15	2,962	2,976	(d,h)
2.95%	05/15/16	2,353	2,491	(h)
4.35%	06/15/45	3,210	3,224	(b)
5.55%	08/15/41	3,108	3,730	(h)
Autodesk Inc.
1.95%	12/15/17	3,000	2,985
Banco del Estado de Chile
3.88%	02/08/22	500	531	(b)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	700	725	(b)
Banco Mercantil del Norte S.A.
6.86%	10/13/21	150	162	(b)
Bank of America Corp.
5.42%	03/15/17	2,700	2,957
5.70%	01/24/22	4,384	5,272
5.75%	12/01/17	4,460	5,199
Barclays Bank PLC
2.25%	05/10/17	7,659	7,901	(b)
7.63%	11/21/22	2,960	2,956
Berkshire Hathaway Finance Corp.
1.60%	05/15/17	3,061	3,120
3.00%	05/15/22	3,510	3,657
Bombardier Inc.
5.75%	03/15/22	336	345	(b)
7.75%	03/15/20	2,094	2,377	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2012

(dollars in thousands)

		Principal Amount	Fair Value

BP Capital Markets PLC
1.38%	11/06/17	$2,940	$2,943
1.85%	05/05/17	2,143	2,191
2.25%	11/01/16	4,531	4,714
2.50%	11/06/22	2,940	2,913
Calpine Corp.
7.25%	10/15/17	3,156	3,361	(b,h)
Cargill Inc.
5.20%	01/22/13	5,139	5,152	(b,h)
6.00%	11/27/17	1,749	2,104	(b,h)
Case New Holland Inc.
7.88%	12/01/17	1,598	1,890
Caterpillar Financial Services Corp.
1.25%	11/06/17	2,058	2,056
Caterpillar Inc.
1.50%	06/26/17	3,498	3,543
Catholic Health Initiatives
1.60%	11/01/17	588	594
2.95%	11/01/22	2,353	2,375
4.35%	11/01/42	1,029	1,049
CCO Holdings LLC
8.13%	04/30/20	2,729	3,056
Central American Bank for Economic Integration
5.38%	09/24/14	2,780	2,965	(b,h)
CenturyLink Inc.
5.80%	03/15/22	716	757
7.65%	03/15/42	1,028	1,074
Cigna Corp.
2.75%	11/15/16	2,913	3,064
4.00%	02/15/22	1,220	1,334
5.38%	02/15/42	2,716	3,162
Cincinnati Bell Inc.
8.25%	10/15/17	2,807	3,025
Citigroup Inc.
4.45%	01/10/17	2,811	3,114
5.00%	09/15/14	5,373	5,653	(h)
5.88%	01/30/42	4,074	5,028	(h)
6.13%	08/25/36	3,789	4,130
CityCenter Holdings LLC
7.63%	01/15/16	1,595	1,707
CNA Financial Corp.
5.88%	08/15/20	2,898	3,419
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	600	671	(b)
Columbus International Inc.
11.50%	11/20/14	600	666	(b)
Comision Federal de Electricidad
4.88%	05/26/21	600	680	(b)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.95%	11/09/22	1,785	1,828
Corp Andina de Fomento
4.38%	06/15/22	2,931	3,174

		Principal Amount	Fair Value

Corp Nacional del Cobre de Chile
4.25%	07/17/42	$1,432	$1,458	(b)
5.63%	09/21/35	554	674	(b,h)
Covidien International Finance S.A.
1.35%	05/29/15	2,294	2,325
COX Communications Inc.
3.25%	12/15/22	1,105	1,140	(b)
4.70%	12/15/42	737	752	(b)
Credit Suisse AG
2.60%	05/27/16	3,481	3,673	(b)
Crown Castle Towers LLC
6.11%	01/15/40	1,361	1,639	(b,h)
CSX Corp.
4.10%	03/15/44	1,912	1,887
4.25%	06/01/21	2,934	3,299
CVS Caremark Corp.
3.25%	05/18/15	1,513	1,604	(h)
DaVita HealthCare Partners Inc.
5.75%	08/15/22	1,087	1,145
6.38%	11/01/18	2,660	2,853	(h)
DCP Midstream Operating LP
2.50%	12/01/17	2,948	2,932
DDR Corp. (REIT)
4.63%	07/15/22	2,041	2,227
Deere & Co.
3.90%	06/09/42	1,532	1,566
Denbury Resources Inc.
6.38%	08/15/21	2,251	2,476	(h)
8.25%	02/15/20	1,663	1,871	(h)
DENTSPLY International Inc.
2.75%	08/15/16	2,698	2,799	(h)
4.13%	08/15/21	3,003	3,191
Development Bank of Kazakhstan JSC
4.13%	12/10/22	800	806	(b)
5.50%	12/20/15	248	266	(b)
Devon Energy Corp.
3.25%	05/15/22	4,421	4,614
Diageo Capital PLC
1.50%	05/11/17	4,082	4,140
Diageo Investment Corp.
2.88%	05/11/22	4,305	4,444
DIRECTV Holdings LLC
4.75%	10/01/14	2,820	3,011	(h)
5.15%	03/15/42	3,663	3,705
Dominion Resources Inc.
1.95%	08/15/16	2,101	2,159
DPL Inc.
7.25%	10/15/21	2,415	2,584
DR Horton Inc.
4.38%	09/15/22	2,209	2,253
Duke Energy Corp.
1.63%	08/15/17	2,920	2,928
3.05%	08/15/22	8,791	8,948

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2012

(dollars in thousands)

		Principal Amount	Fair Value

Eastman Chemical Co.
2.40%	06/01/17	$7,440	$7,687	(h)
eBay Inc.
1.35%	07/15/17	2,028	2,052
2.60%	07/15/22	1,449	1,464
4.00%	07/15/42	1,738	1,693
Ecopetrol S.A.
7.63%	07/23/19	1,108	1,432
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	534	599	(b)
Empresa Nacional del Petroleo
4.75%	12/06/21	350	375	(b)
Energy Transfer Equity LP
7.50%	10/15/20	1,990	2,298	(h)
Energy Transfer Partners LP
6.50%	02/01/42	2,729	3,341	(h)
6.70%	07/01/18	2,082	2,509	(h)
Enterprise Products Operating LLC
4.45%	02/15/43	1,458	1,476
Eskom Holdings SOC Ltd.
5.75%	01/26/21	1,000	1,134	(b,h)
European Investment Bank
0.41%	12/15/14	4,510	4,551	(d,h)
4.88%	01/17/17	6,925	8,039	(h)
Exelon Corp.
4.90%	06/15/15	3,716	4,045	(h)
Export Credit Bank of Turkey
5.38%	11/04/16	800	871	(b)
Express Scripts Holding Co.
2.65%	02/15/17	6,978	7,253	(b)
3.13%	05/15/16	4,564	4,812	(h)
3.90%	02/15/22	1,521	1,640	(b)
4.75%	11/15/21	1,522	1,727	(b)
Florida Power & Light Co.
4.13%	02/01/42	2,732	2,856
Ford Motor Credit Company LLC
3.00%	06/12/17	5,596	5,749
Forest Oil Corp.
7.25%	06/15/19	2,660	2,673	(h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	2,481	2,655	(b)
Frontier Communications Corp.
7.13%	03/15/19	2,617	2,846	(h)
Gazprom Neft OAO Via GPN Capital S.A.
4.38%	09/19/22	1,318	1,348	(b)
Georgia Power Co.
4.30%	03/15/42	1,531	1,606
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	720	781	(b,j)
Goldman Sachs Capital I
6.35%	02/15/34	1,532	1,590

		Principal Amount	Fair Value

Great Plains Energy Inc.
4.85%	06/01/21	$2,966	$3,268
Hanesbrands Inc.
6.38%	12/15/20	2,526	2,779	(h)
HCA Inc.
6.50%	02/15/20	2,218	2,495
Heineken N.V.
0.73%	10/01/15	2,064	2,068	(b,d)
1.40%	10/01/17	2,949	2,940	(b)
Hewlett-Packard Co.
2.60%	09/15/17	3,228	3,145
6.00%	09/15/41	883	874
Host Hotels & Resorts LP (REIT)
4.75%	03/01/23	3,020	3,201
6.00%	11/01/20	2,587	2,846	(h)
HSBC USA Inc.
1.63%	01/16/18	4,843	4,847
Hughes Satellite Systems Corp.
6.50%	06/15/19	2,756	3,038
Hyundai Capital America
1.63%	10/02/15	2,930	2,948	(b)
2.13%	10/02/17	1,488	1,499	(b)
Ingles Markets Inc.
8.88%	05/15/17	3,443	3,671	(h)
Instituto Costarricense de Electricidad
6.95%	11/10/21	800	908	(b)
Intel Corp.
1.35%	12/15/17	2,948	2,947
2.70%	12/15/22	2,948	2,944
4.25%	12/15/42	1,474	1,478
Intergas Finance BV
6.38%	05/14/17	300	341	(b)
Invesco Finance PLC
3.13%	11/30/22	4,423	4,468
Jabil Circuit Inc.
4.70%	09/15/22	1,367	1,437
John Deere Capital Corp.
3.15%	10/15/21	2,681	2,827	(h)
JPMorgan Chase & Co.
3.25%	09/23/22	1,474	1,518
4.35%	08/15/21	2,950	3,299	(h)
4.50%	01/24/22	2,272	2,570
Kazakhstan Temir Zholy Finance BV
6.38%	10/06/20	600	726	(b,h)
KazMunayGas National Company JSC
9.13%	07/02/18	500	661	(b)
11.75%	01/23/15	500	597	(b)
KFW
2.00%	10/04/22	7,325	7,341
4.50%	07/16/18	2,938	3,466	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2012

(dollars in thousands)

		Principal Amount	Fair Value

Kinder Morgan Energy Partners LP
5.00%	08/15/42	$1,458	$1,545
Kinross Gold Corp.
6.88%	09/01/41	1,979	2,014
Korea National Oil Corp.
2.88%	11/09/15	2,461	2,565	(b,h)
3.13%	04/03/17	3,058	3,208	(b)
Kraft Foods Group Inc.
1.63%	06/04/15	2,972	3,025	(b)
2.25%	06/05/17	3,059	3,164	(b)
5.00%	06/04/42	2,600	2,924	(b)
Levi Strauss & Co.
7.63%	05/15/20	2,633	2,870
Liberty Mutual Group Inc.
6.50%	05/01/42	1,481	1,666	(b)
Lincoln National Corp.
4.20%	03/15/22	1,071	1,149
Linn Energy LLC
6.25%	11/01/19	336	338	(b)
8.63%	04/15/20	2,192	2,389
Listrindo Capital BV
6.95%	02/21/19	700	781	(b)
LyondellBasell Industries N.V.
5.00%	04/15/19	1,350	1,492
Majapahit Holding BV
7.75%	10/17/16	650	769	(b)
McDonald’s Corp.
1.88%	05/29/19	3,059	3,113
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	1,325	1,311
Merck & Company Inc.
2.40%	09/15/22	2,929	2,930
Mexichem SAB de C.V.
4.88%	09/19/22	700	754	(b)
6.75%	09/19/42	700	786	(b)
MidAmerican Energy Holdings Co.
6.13%	04/01/36	3,165	3,995	(h)
Morgan Stanley
4.75%	03/22/17	2,159	2,355
4.88%	11/01/22	4,416	4,572
5.50%	07/28/21	2,906	3,299
5.75%	01/25/21	1,490	1,702
6.63%	04/01/18	2,751	3,242
Murphy Oil Corp.
2.50%	12/01/17	4,419	4,446
3.70%	12/01/22	2,946	2,935
Mylan Inc.
7.88%	07/15/20	2,928	3,460	(b,h)
National Agricultural Cooperative Federation
4.25%	01/28/16	1,723	1,840	(b)
National JSC Naftogaz of Ukraine
9.50%	09/30/14	100	103

		Principal Amount	Fair Value

Newfield Exploration Co.
5.63%	07/01/24	$2,566	$2,771
5.75%	01/30/22	2,660	2,926
NewMarket Corp.
4.10%	12/15/22	1,614	1,642	(b)
News America Inc.
6.65%	11/15/37	1,509	1,950
Nexen Inc.
6.40%	05/15/37	2,913	3,766
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	5,770	6,012
Nisource Finance Corp.
3.85%	02/15/23	3,495	3,592
Novartis Capital Corp.
2.40%	09/21/22	3,517	3,526
NYSE Euronext
2.00%	10/05/17	4,423	4,496
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%	06/30/21	1,550	1,740	(b)
Oglethorpe Power Corp.
5.38%	11/01/40	1,498	1,754
Omnicom Group Inc.
3.63%	05/01/22	4,044	4,213
ONEOK Partners LP
3.38%	10/01/22	779	794
6.13%	02/01/41	1,662	1,993
Oracle Corp.
1.20%	10/15/17	7,355	7,377
Pacific Gas & Electric Co.
6.05%	03/01/34	2,619	3,374
PacifiCorp
6.25%	10/15/37	2,106	2,837	(h)
PAETEC Holding Corp.
8.88%	06/30/17	3,180	3,411	(h)
Peabody Energy Corp.
6.25%	11/15/21	1,313	1,395
Penerbangan Malaysia Bhd
5.63%	03/15/16	480	538
PepsiCo Inc.
2.75%	03/05/22	4,114	4,226	(h)
Petrobras International Finance Co.
2.88%	02/06/15	1,215	1,247
3.50%	02/06/17	3,784	3,968
3.88%	01/27/16	1,175	1,240
Petroleos de Venezuela S.A.
4.90%	10/28/14	546	522
Petroleos Mexicanos
5.50%	06/27/44	583	641
6.00%	03/05/20	1,190	1,422
6.50%	06/02/41	530	665
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	713	782

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2012

(dollars in thousands)

		Principal Amount	Fair Value

Petronas Capital Ltd.
5.25%	08/12/19	$1,825	$2,166	(b)
7.88%	05/22/22	300	428	(b)
Philip Morris International Inc.
2.50%	05/16/16	2,968	3,122
3.88%	08/21/42	1,461	1,469
Plains Exploration & Production Co.
6.50%	11/15/20	1,621	1,795
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	800	1,114	(b)
Pride International Inc.
6.88%	08/15/20	3,013	3,811
Prudential Financial Inc.
5.63%	05/12/41	1,523	1,736
5.63%	06/15/43	3,079	3,191	(i)
Range Resources Corp.
5.75%	06/01/21	2,660	2,846
Republic of Angola Via Northern Lights III BV
7.00%	08/16/19	500	553
Reynolds American Inc.
3.25%	11/01/22	4,559	4,579
Roche Holdings Inc.
6.00%	03/01/19	4,215	5,247	(b)
Rosneft Oil Company via Rosneft International Finance Ltd.
4.20%	03/06/22	800	814	(b)
Rowan Companies Inc.
5.40%	12/01/42	1,975	2,000
Royal Bank of Canada
1.20%	09/19/17	4,395	4,406
Royal Bank of Scotland Group PLC
6.40%	10/21/19	3,315	3,917
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.30%	12/27/17	2,000	2,145	(b)
6.00%	06/03/21	400	415	(b)
Russian Railways via RZD Capital Ltd.
5.74%	04/03/17	600	672
Santander Holdings USA Inc.
3.00%	09/24/15	1,466	1,493
Schlumberger Investment S.A.
2.40%	08/01/22	4,380	4,343	(b)
Seagate HDD Cayman
7.00%	11/01/21	336	360
Simon Property Group LP (REIT)
2.75%	02/01/23	2,100	2,099
Sinochem Overseas Capital Company Ltd.
4.50%	11/12/20	400	430	(b)

		Principal Amount	Fair Value

Sinopec Group Overseas Development 2012 Ltd.
2.75%	05/17/17	$3,160	$3,277	(b)
Smurfit Kappa Acquisitions
4.88%	09/15/18	1,150	1,173	(b)
Takeda Pharmaceutical Company Ltd.
1.63%	03/17/17	5,795	5,879	(b)
Teva Pharmaceutical Finance Co. BV
2.95%	12/18/22	4,843	4,899
Textron Inc.
6.20%	03/15/15	2,998	3,286
The ADT Corp.
2.25%	07/15/17	1,455	1,443	(b)
3.50%	07/15/22	1,757	1,709	(b)
4.88%	07/15/42	806	765	(b)
The Coca-Cola Co.
3.30%	09/01/21	3,279	3,615
The Dow Chemical Co.
3.00%	11/15/22	1,474	1,471
4.38%	11/15/42	1,474	1,464
The Goldman Sachs Group Inc.
5.75%	01/24/22	5,364	6,341
6.75%	10/01/37	2,975	3,372
The Korea Development Bank
3.25%	03/09/16	2,799	2,931	(h)
4.00%	09/09/16	1,627	1,759	(h)
The Potomac Edison Co.
5.35%	11/15/14	1,520	1,640	(h)
The Sherwin-Williams Co.
1.35%	12/15/17	1,474	1,471
4.00%	12/15/42	1,474	1,473
The Williams Companies Inc.
3.70%	01/15/23	4,843	4,885
Time Warner Cable Inc.
6.75%	07/01/18	3,694	4,614	(h)
Total Capital International S.A.
1.55%	06/28/17	7,264	7,376
2.70%	01/25/23	4,397	4,479
Toyota Motor Credit Corp.
1.25%	10/05/17	2,949	2,970
1.75%	05/22/17	3,872	3,965
TransAlta Corp.
4.50%	11/15/22	2,942	2,983
Transnet SOC Ltd.
4.50%	02/10/16	1,200	1,276	(b)
Transocean Inc.
3.80%	10/15/22	1,466	1,503
Turlock Corp.
1.50%	11/02/17	4,423	4,432	(b)
2.75%	11/02/22	6,464	6,444	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2012

(dollars in thousands)

		Principal Amount	Fair Value

U.S. Bancorp
3.44%	02/01/16	$5,157	$5,431
United Parcel Service Inc.
2.45%	10/01/22	2,930	2,931
United Technologies Corp.
1.80%	06/01/17	1,530	1,575
4.50%	06/01/42	2,294	2,549
UnitedHealth Group Inc.
0.73%	10/15/15	1,471	1,476	(d)
1.40%	10/15/17	1,471	1,473
Vail Resorts Inc.
6.50%	05/01/19	4,174	4,492	(h)
Verizon Communications Inc.
2.00%	11/01/16	7,584	7,849	(h)
2.45%	11/01/22	1,471	1,471
3.85%	11/01/42	1,471	1,447
Viacom Inc.
2.50%	12/15/16	3,921	4,088	(h)
Visteon Corp.
6.75%	04/15/19	2,316	2,467
Vodafone Group PLC
2.50%	09/26/22	2,931	2,919
Watson Pharmaceuticals Inc.
3.25%	10/01/22	4,414	4,506
Weatherford International Inc.
6.35%	06/15/17	1,614	1,847
Weatherford International Ltd.
4.50%	04/15/22	2,434	2,583
5.95%	04/15/42	2,284	2,479
WellPoint Inc.
1.88%	01/15/18	2,011	2,036
3.30%	01/15/23	4,469	4,585
3.70%	08/15/21	802	844
Woodside Finance Ltd.
4.50%	11/10/14	5,213	5,514	(b,h)
WPP Finance 2010
3.63%	09/07/22	1,462	1,454
5.13%	09/07/42	1,466	1,433
Xstrata Finance Canada Ltd.
2.45%	10/25/17	5,884	5,941	(b,h)
4.00%	10/25/22	2,648	2,677	(b)
5.80%	11/15/16	2,518	2,843	(b,h)
			824,021

Non-Agency Collateralized Mortgage Obligations — 2.9%

Banc of America Commercial Mortgage Trust 2006-4
5.63%	07/10/46	260	297
5.68%	07/10/46	1,450	1,640
Banc of America Commercial Mortgage Trust 2007-4
5.73%	02/10/51	350	413
Banc of America Commercial Mortgage Trust 2008-1
6.21%	02/10/51	2,270	2,752

		Principal Amount	Fair Value

Banc of America Merrill Lynch Commercial Mortgage Inc.
5.19%	09/10/47	$3,040	$3,387	(h)
Bear Stearns Commercial Mortgage Securities
4.93%	02/13/42	3,080	3,326
5.40%	03/11/39	722	729	(h)
5.57%	04/12/38	2,750	3,045
Citigroup Commercial Mortgage Trust
5.48%	10/15/49	1,520	1,447
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	1,600	1,751
Credit Suisse First Boston Mortgage Securities Corp.
5.31%	10/25/35	1,395	27
CSMC Mortgage-Backed Trust Series 2006-1
5.51%	02/25/36	332	1
GS Mortgage Securities Corp. II
2.41%	11/10/45	7,856	1,192
3.00%	08/10/44	3,010	3,216	(h)
3.55%	04/10/34	1,720	1,858	(b)
5.31%	08/10/44	1,470	1,707	(b)
Impac CMB Trust Series 2004-5
2.06%	10/25/34	2,375	2,267	(d,h,i)
JP Morgan Chase Commercial Mortgage Securities Corp.
1.96%	12/15/47	10,330	1,262	(i)
4.27%	06/15/45	2,920	3,238
4.43%	12/15/47	1,770	1,712	(b,i)
5.04%	03/15/46	1,720	1,860	(h)
5.34%	08/12/37	8,160	8,924	(h)
5.44%	05/15/45 - 06/12/47	7,120	8,139	(h)
5.79%	02/12/51	4,230	5,040	(h)
LB-UBS Commercial Mortgage Trust
4.95%	09/15/30	2,230	2,436
5.16%	02/15/31	2,970	3,316
5.87%	06/15/38	1,460	1,686
16.25%	12/15/39	24,653	278	(b,d)
MASTR Alternative Loans Trust
5.00%	08/25/18	637	56	(g,l)
Merrill Lynch
5.49%	07/12/46	1,450	1,317
Morgan Stanley Capital I Trust 2006-IQ11
5.70%	10/15/42	2,300	2,057	(h)
Morgan Stanley Capital I Trust 2006-TOP21
5.16%	10/12/52	3,500	3,888	(h)
Morgan Stanley Capital I Trust 2006-TOP23
5.82%	08/12/41	1,190	1,378	(h)
Morgan Stanley Capital I Trust 2008-TOP29
6.27%	01/11/43	1,525	1,816	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2012

(dollars in thousands)

		Principal Amount	Fair Value

Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	$1,510	$1,741	(b)
UBS-Barclays Commercial Mortgage Trust
4.89%	05/10/63	1,480	1,331	(b,i)
Wachovia Bank Commercial Mortgage Trust
5.47%	01/15/45	2,600	2,870	(h)
Wells Fargo Commercial Mortgage Trust
4.69%	10/15/45	730	777
Wells Fargo Mortgage Backed Securities Trust
5.50%	03/25/36	1,779	29
			84,206

Sovereign Bonds — 1.4%

Banco Nacional de Desenvolvimento Economico e Social
5.50%	07/12/20	500	589	(b)
Gabonese Republic
8.20%	12/12/17	400	485
Government of Chile
3.63%	10/30/42	1,176	1,161
Government of Colombia
4.38%	07/12/21	700	806
Government of Croatia
6.38%	03/24/21	2,500	2,844	(b,h)
Government of Dominican Republic
7.50%	05/06/21	1,000	1,162	(b,h)
Government of El Salvador
7.65%	06/15/35	1,130	1,291	(b,h)
Government of Hungary
4.75%	02/03/15	395	407
6.25%	01/29/20	1,422	1,570
7.63%	03/29/41	1,014	1,171	(h)
Government of Indonesia
4.88%	05/05/21	800	920	(b)
11.63%	03/04/19	247	374	(b)
Government of Lebanon
4.00%	12/31/17	156	154
5.15%	11/12/18	518	518
6.10%	10/04/22	518	523
Government of Lithuania
6.13%	03/09/21	50	62	(b)
6.75%	01/15/15	1,100	1,209	(b)
Government of Mexico
4.75%	03/08/44	2,238	2,529
5.75%	10/12/49	524	630
6.05%	01/11/40	600	805
Government of Panama
6.70%	01/26/36	404	574	(h)

		Principal Amount	Fair Value

Government of Peru
6.55%	03/14/37	$1,624	$2,347
7.35%	07/21/25	500	725
Government of Philippines
4.00%	01/15/21	1,200	1,347
6.38%	01/15/32	1,800	2,466
Government of Poland
3.00%	03/17/23	493	492
5.00%	03/23/22	1,588	1,875
6.38%	07/15/19	268	334
Government of Romania
6.75%	02/07/22	1,106	1,344	(b)
Government of Serbia Republic
7.25%	09/28/21	800	920	(b)
Government of South Africa
6.25%	03/08/41	500	663
Government of Sri Lanka
7.40%	01/22/15	700	753	(b,h)
Government of Turkey
5.13%	03/25/22	1,000	1,150
6.88%	03/17/36	533	720
Government of Ukraine
6.25%	06/17/16	1,000	993	(b)
Government of Uruguay
6.88%	09/28/25	473	660
Government of Venezuela
10.75%	09/19/13	1,669	1,715	(h)
Government of Vietnam
1.50%	03/12/16	159	146	(i)
Government of Zambia
5.38%	09/20/22	850	847	(b)
Russian Foreign Bond – Eurobond
7.50%	03/31/30	413	530	(j)
			39,811

Municipal Bonds and Notes — 0.5%

American Municipal Power Inc.
6.27%	02/15/50	2,105	2,517	(h)
Municipal Electric Authority of Georgia
6.64%	04/01/57	1,705	2,037
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	880	1,011
Port Authority of New York & New Jersey
4.46%	10/01/62	4,770	4,708
South Carolina State Public Service Authority
6.45%	01/01/50	1,495	2,012
State of California
5.70%	11/01/21	2,075	2,472
			14,757

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2012

(dollars in thousands)

		Principal Amount	Fair Value

FNMA — 0.0%*

Lehman TBA
5.50%	TBA	$1,893	$—	** (c,k,m)

Total Bonds and Notes (Cost $2,613,421)			2,671,047

Short-Term Investments — 25.0%

Time Deposit — 1.7%

State Street Corp.
0.01%	01/02/13	50,910	50,910	(e)

Federal Agencies — 17.7%

Federal Home Loan Bank Discount Notes
0.01%	01/04/13	50,000	50,000	(d)
0.05%	02/06/13	50,000	49,998	(d)
0.06%	02/13/13 - 02/15/13	55,000	54,997	(d)
0.07%	03/20/13	214,000	213,973	(d)
0.08%	02/20/13	40,000	39,998	(d)
0.09%	03/13/13	50,000	49,994	(d)
Federal Home Loan Mortgage Corp. Discount Notes
0.09%	03/18/13	58,834	58,826	(d)
			517,786

U.S. Treasuries — 5.6%

U.S. Treasury Bills
0.05%	03/14/13	40,000	39,998	(d)
0.11%	06/06/13	125,000	124,948	(d)
			164,946

Total Short-Term Investments (Cost $733,574)			733,642

Total Investments (Cost $3,346,995)			3,404,689

Liabilities in Excess of Other Assets, net — (16.1)%			(472,414)

NET ASSETS — 100.0%			$2,932,275

Other Information

The Fund had the following long futures contracts open at December 31, 2012:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
2 Yr. U.S. Treasury Note Futures	March 2013	246	$54,235	$15
5 Yr. U.S. Treasury Note Futures	March 2013	1,753	218,098	(332)
30 Yr. U.S. Treasury Bond Futures	March 2013	957	141,158	(1,515)

				$(1,832)

The Fund had the following short futures contracts open at December 31, 2012:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Ultra Long-Term U.S. Treasury Bond Futures	March 2013	701	$(113,978)	$2,231
10 Yr. U.S. Treasury Note Futures	March 2013	1,433	(190,276)	973

				$3,204

				$1,372

See Notes to Schedules of Investments and Notes to Financial Statements.

(dollars in thousands) — December 31, 2012

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Funds’ Supplemental Information documents and Consolidated Profile for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, these securities amounted to $202,714 or 6.91% of the net assets of the GE S&S Income Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees. (unaudited)

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At December 31, 2012, all or a portion of this security is reserved and/or pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	Securities in default.

(l)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(m)	Fair Valued Security.

†	Percentages are based on net assets as of December 31, 2012.

††	Securities traded on different exchanges.

*	Less than 0.05%

**	Principal amount or Fair Value is less than $500.

Abbreviations:

ADR	— American Depository Receipt

REIT	— Real Estate Investment Trust

REMIC	— Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal of Security

TBA	— To be announced

Selected data based on a share outstanding throughout the fiscal years indicated

GE S&S U.S. Equity Fund	2012	2011	2010	2009	2008
Net asset value, beginning of year	$38.75	$40.23	$36.86	$28.15	$44.73
Income from investment operations:
Net investment income	0.84	0.60	0.57	0.51	0.60
Net realized and unrealized gains (losses) on investments	5.66	(1.47)	3.38	8.70	(16.58)
Total income (loss) from investment operations	6.50	(0.87)	3.95	9.21	(15.98)

Less distributions from:
Net investment income	0.84	0.61	0.58	0.50	0.60
Total distributions	0.84	0.61	0.58	0.50	0.60

Net asset value, end of year	$44.41	$38.75	$40.23	$36.86	$28.15

TOTAL RETURN(a)	16.78%	(2.16)%	10.71%	32.71%	(35.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$3,960,011	$3,595,722	$3,930,176	$3,720,632	$2,857,838
Ratios to average net assets:
Net investment income	1.88%	1.45%	1.49%	1.60%	1.53%
Net expenses	0.17%	0.16%	0.16%	0.19%	0.20%
Gross expenses	0.17%	0.16%	0.16%	0.19%	0.20%
Portfolio turnover rate	68%	39%	44%	45%	58%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

The accompanying Notes are an integral part of these financial statements.

Selected data based on a share outstanding throughout the fiscal years indicated

GE S&S Income Fund	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.67	$11.27	$10.85	$10.49	$11.18
Income (loss) from investment operations:
Net investment income	0.27	0.40	0.42	0.44	0.50
Net realized and unrealized gains (losses) on investments	0.41	0.49	0.44	0.36	(0.69)
Total income (loss) from investment operations	0.68	0.89	0.86	0.80	(0.19)

Less distributions from:
Net investment income	0.27	0.40	0.44	0.44	0.50
Net realized gains	0.33	0.09	—	—	—
Total distributions	0.60	0.49	0.44	0.44	0.50

Net asset value, end of year	$11.75	$11.67	$11.27	$10.85	$10.49

TOTAL RETURN(a)	5.87%	8.01%	8.01%	7.80%	(1.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$2,932,275	$2,755,370	$2,621,675	$2,437,612	$2,350,064
Ratios to average net assets:
Net investment income	2.22%	3.46%	3.78%	4.15%	4.64%
Net expenses	0.19%	0.16%	0.18%	0.19%	0.18%
Gross expenses	0.19%	0.16%	0.18%	0.19%	0.18%
Portfolio turnover rate	398%	439%	353%	322%	452%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities December 31, 2012 (Amounts in thousands)	GE S&S U.S. EQUITY FUND	GE S&S INCOME FUND

ASSETS
Investments in securities, at Fair Value (cost $3,437,470 and $2,613,421, respectively)	$3,899,833	$2,671,047
Short-Term Investments at Fair Value (cost $59,944 and $733,574, respectively)	59,944	733,642
Income receivables	2,579	13,540
Receivable for fund shares sold	47	49
Variation margin receivable	—	367
Other assets	49	32
Total assets	3,962,452	3,418,677
LIABILITIES
Distributions payable to shareholders	2	136
Payable for investments purchased	—	484,344
Payable for fund shares redeemed	1,753	1,358
Payable to GEAM	232	227
Accrued other expenses	454	337
Total liabilities	2,441	486,402
NET ASSETS	$3,960,011	$2,932,275
NET ASSETS CONSIST OF:
Capital paid in	$3,588,732	$2,873,656
Undistributed (distributions in excess of) net investment income	122	597
Accumulated net realized gain (loss)	(91,206)	(1,044)
Net unrealized appreciation (depreciation) on:
Investments	462,363	57,694
Futures	—	1,372
NET ASSETS	$3,960,011	$2,932,275
Shares outstanding ($25.00 and $10.00 par value respectively; unlimited shares authorized)	89,162	249,545
Net asset value per share	$44.41	$11.75

The accompanying Notes are an integral part of these financial statements.

Statements of Operations For the Year ended December 31, 2012 (Amounts in thousands)	GE S&S U.S. EQUITY FUND	GE S&S INCOME FUND

INVESTMENT INCOME
Income:
Dividend	$80,223	$54
Interest	105	69,439
Interest from affiliated investments	6	7
Less: Foreign taxes withheld	(273)	—
Total Income	80,061	69,500
Expenses:
Advisory and administration fees	5,493	4,388
Transfer agent fees	382	371
Custody and accounting expenses	145	239
Professional fees	43	42
Other expenses	518	450
Total expenses	6,581	5,490
Net investment income	73,480	64,010
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on :
Investments	317,495	104,833
Futures	—	(22,364)
Foreign currency related transactions	(17)	—

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	203,068	10,180
Futures	—	5,600
Net realized and unrealized gain on investments	520,546	98,249
Net increase in net assets resulting from operations	$594,026	$162,259

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the year ended December 31, 2012 and 2011 (Amounts in thousands)	GE S&S U.S. EQUITY FUND		GE S&S INCOME FUND

	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$73,480	$55,054	$64,010	$91,833
Net realized gain on investments, futures and foreign currency related transactions	317,478	193,271	82,469	100,280
Net increase (decrease) in unrealized appreciation (depreciation) on investments and futures	203,068	(324,970)	15,780	13,018
Net increase (decrease) from operations	594,026	(76,645)	162,259	205,131
Distributions to shareholders from:
Net investment income	(73,342)	(55,602)	(64,329)	(91,605)
Net realized gains	—	—	(80,596)	(21,111)
Total distributions	(73,342)	(55,602)	(144,925)	(112,716)
Increase (decrease) in net assets from operations and distributions	520,684	(132,247)	17,334	92,415
Share transactions:
Proceeds from sale of shares	86,086	81,384	137,454	86,700
Value of distributions reinvested	68,771	52,060	139,674	107,981
Cost of shares redeemed	(311,252)	(335,651)	(117,557)	(153,401)
Net increase (decrease) from share transactions	(156,395)	(202,207)	159,571	41,280
Total increase (decrease) in net assets	364,289	(334,454)	176,905	133,695

NET ASSETS
Beginning of year	3,595,722	3,930,176	2,755,370	2,621,675
End of year	$3,960,011	$3,595,722	$2,932,275	$2,755,370
Undistributed (distributions in excess of) net investment income (end of period)	$122	$—	$597	$(912)

CHANGES IN FUND SHARES

Shares sold	1,999	2,029	11,529	7,488
Issued for distributions reinvested	1,558	1,354	11,806	9,359
Shares redeemed	(7,196)	(8,275)	(9,824)	(13,426)
Net increase (decrease) in fund shares	(3,639)	(4,892)	13,511	3,421

The accompanying Notes are an integral part of these financial statements.

December 31, 2012

1.	Organization of the Funds

The GE S&S U.S. Equity Fund and GE S&S Income Fund (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program (the “Program”). The Program, through a trust, owns 69% of the GE S&S U.S. Equity Fund and 75% of the GE S&S Income Fund. The Funds operate as Employees’ Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (GEAM) is the Funds’ investment adviser and a wholly-owned subsidiary of General Electric Company.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are not items to report.

The following summarizes the significant accounting policies of the Funds:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The GE S&S Income Fund entered into derivative transactions to manage the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The GE S&S Income Fund entered into interest rate, or bond index futures contracts subject to certain limitations. The GE S&S Income Fund entered into futures for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, gaining market exposure for accumulating and residual cash positions, for duration

December 31, 2012

management, or when the transactions were economically appropriate to the reduction of risks inherent in the management of the Funds. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments Certain Funds purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by GEAM and reimbursed by the Funds.

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the

December 31, 2012

distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service uses other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings, and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

December 31, 2012

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present the Funds' investments measured at fair value on a recurring basis at December 31, 2012:

(Dollars in thousands)
Fund	Investments	Level 1	Level 2	Level 3	Total

GE S&S U.S. Equity Fund	Investments in Securities†
	Common Stock	$3,899,833	$—	$—	$3,899,833
	Short-Term Investments	—	59,944	—	59,944

	Total Investments in Securities	$3,899,833	$59,944	$—	$3,959,777

December 31, 2012

(Dollars in thousands)
Fund	Investments	Level 1	Level 2	Level 3	Total
GE S&S Income Fund	Investments in Securities†
	U.S. Treasuries	$—	$806,954	$—	$806,954
	Agency Mortgage Backed	—	871,202	—	871,202
	Agency CMOs	—	22,892	—	22,892
	Asset Backed	—	7,204	—	7,204
	Corporate Notes	—	824,021	—	824,021
	Non-Agency CMOs	—	84,206	—	84,206
	Sovereign Bonds	—	39,811	—	39,811
	Municipal Notes and Bonds	—	14,757	—	14,757
	Short-Term Investments	—	733,642	—	733,642

	Total Investments in Securities	$—	$3,404,689	$—	$3,404,689

	Other Financial Instruments*
	Futures Contracts — Unrealized Appreciation	$3,219	$—	$—	$3,219
	Futures Contracts — Unrealized Depreciation	(1,847)	—	—	(1,847)

	Total Other Financial Instruments	$1,372	$—	$—	$1,372

†	See Schedules of Investments for industry classification

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

(Dollars in thousands)

Shown below are the derivative contracts entered into by the S&S Income Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2012.

	Asset Derivatives December 31, 2012			Liability Derivatives December 31, 2012
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
GE S&S Income Fund
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	3,219	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(1,847	)*

*   Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

December 31, 2012

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging investments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income($)
GE S&S Income Fund
Interest Rate Contracts	Realized gain (loss) on futures, Increase (decrease) in unrealized appreciation (depreciation) on Futures	5,861,152/ (5,762,332)	(22,364)	5,601

5.	Line of Credit

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.100% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $150 million. The credit facilities were not utilized by the Trust during the period ended December 31, 2012.

6.	Compensation and Fees Paid to Affiliates

Advisory and Administration Expenses

During 2012, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as advisory and administration expenses and shareholder servicing agent expense in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

7.	Investment Transactions

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended December 31, 2012, were as follows:

(Dollars in thousands):	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
GE S&S U.S. Equity Fund	$—	$—	$2,586,851	$2,747,951
GE S&S Income Fund	8,905,915	8,481,647	1,325,179	1,631,891

8.	Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2009, 2010, 2011 and 2012 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

December 31, 2012

At December 31, 2012, information on the tax components of capital was as follows (dollars in thousands):

		Gross Unrealized Tax		Net Tax Appreciation / (Depreciation)		Undistributed
Fund	Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives / Currency	Income	Accumulated Capital Loss	Late-Year Losses
GE S&S U.S. Equity Fund	$3,523,617	$525,506	$(89,346)	$436,160	$—	$122	$(65,003)	$—
GE S&S Income Fund	3,352,169	66,944	(14,424)	52,520	—	6,363	—	(265)

As of December 31, 2012, the S&S U.S. Equity Fund has capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

	Amount (In thousands)
Fund	Short-Term	Long-Term	Expires
GE S&S U.S. Equity Fund	$49,949	$—	12/31/2017
	15,054	—	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2012, the Funds utilized prior year capital loss carryovers as follows:

Fund (In Thousands)	Amount
GE S&S U.S. Equity Fund	$298,865

Any qualified late-year loss is deemed to arise on the first day of the Funds’ next tax year (if the Funds elect to defer such loss). Under this regime, generally, the Funds can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

Fund	Capital	Ordinary
GE S&S Income Fund	$265	$—

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

Fund	Year	Ordinary Income
GE S&S U.S. Equity Fund	2012	$73,342
	2011	55,602
GE S&S Income Fund	2012	144,925
	2011	112,716

Distributions to Shareholders

GE S&S Income Fund declares investment income dividends daily and pays them monthly. The GE S&S U.S. Equity Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on foreign currency contracts, futures, investments organized as partnerships for tax purposes, losses deferred on offsetting positions, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no

December 31, 2012

impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2012 were as follows:

Fund	Undistributed Net Investment Income	Realized Gain (Loss)
GE S&S U.S. Equity Fund	$(16)	$16
GE S&S Income Fund	1,828	(1,828)

The Shareholders and Board of Directors

GE S&S Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GE S&S U.S. Equity Fund and GE S&S Income Fund (collectively, the “Funds”), as of December 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE S&S U.S. Equity Fund and GE S&S Income Fund as of December 31, 2012, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2013

For the year ended December 31, 2012

In Thousands

Summary

For the fiscal year ended December 31, 2012 certain dividends paid by the fund may be subject to a maximum income tax rate of 15%. The following represent the amounts that may be considered qualified dividend income:

Fund name	Qualified Dividend Income (In Thousands)
GE S&S U.S. Equity Fund	$73,342

For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

Fund name	Dividends Received Deduction
GE S&S U.S. Equity Fund	97.03%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

The Board of Trustees of the GE S&S Mutual Funds1 (the “Board”) considered and all those that were present unanimously approved the continuance of the investment advisory agreements with GE Asset Management Incorporated (“GEAM”) at a meeting held on December 11, 2012.

In considering whether to approve the Funds’ investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s investment advisory agreement, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including numerous exhibits and other materials related to GEAM’s business and the services it provides to each Fund. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments and senior members of each relevant investment group (e.g., equity, fixed income). The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds’ operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM personnel, in its oral presentations, to highlight material differences from the information presented in recent years.

In reaching their determinations relating to continuance of the Funds’ investment advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent And Quality Of Services Provided

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience relevant to the Funds; (v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM continue to be satisfactory.

Investment Performance Of The Funds

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in discussions with GEAM personnel regarding the investment process and performance results for each Fund. These discussions

1 The GE S&S Mutual Funds include the GE S&S Income Fund and GE S&S U.S. Equity Fund (each, a “Fund” and collectively, the “Funds”).

focused on each Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style. The Board members discussed GEAM’s investment approach with respect to each Fund.

The Board members concluded that the Funds’ performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided To The Funds

The Board members considered the cost of the services provided by GEAM, noting that, pursuant to each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by those agreements and is not paid a management fee. The Board also noted that GE Investment Distributors, Inc. (“GEID”), a subsidiary of GEAM, is reimbursed for its reasonable costs incurred in providing services specified in its agreement with the Funds as unitholder servicing agent and is not paid a unitholder servicing fee. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services, and previously had been provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members also noted that none of the charges resulting from the Funds’ arrangements with GEAM and GEID may include any element of profit.

The Board members also noted that the Board had in prior years reviewed with GEAM personnel the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID, to the Funds, and that such assumptions and methods used in cost allocation had not changed for this year. The Board members also discussed with GEAM personnel that the basis for their belief that the methods of allocation used by GEAM continue to be reasonable for each area of GEAM’s business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized For The Benefit Of Fund Shareholders As The Funds Grow

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board noted that, although none of the Funds experienced significant growth in assets over the past year, the Funds continue to enjoy fee and expense levels within or below the group of lowest fee and expense funds in their respective peer group comparisons.

The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds’ other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Costs To Be Incurred

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds’ expense ratios, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

Fall-Out Benefits

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each investment advisory agreement was in the best interests of the Funds and their shareholders.

The GE S&S U.S. Equity Fund

Investments by the S&S U.S. Equity Fund are subject to the following restrictions:

a.	Moneys in the S&S U.S. Equity Fund will not be used in the underwriting of securities or for the purchase of real estate, interests in real estate, investment trusts, commodities or commodity contracts, or invested in companies for the purpose of exercising control or management, or invested in securities of registered investment companies.

b.	Moneys in the S&S U.S. Equity Fund will not be lent to others, although they may be applied to the purchase of bonds and debt securities of a type publicly distributed or customarily purchased by institutional investors.

c.	The S&S U.S. Equity Fund will not acquire any securities if immediately after such acquisition and as a result thereof (i) the S&S U.S. Equity Fund would hold more than 10% of the outstanding voting securities of any issuer, (ii) more than 5% of the value of the total assets in the S&S U.S. Equity Fund would be represented by the securities of any one issuer (except securities of the U.S. Government and its instrumentalities), (iii) more than 25% of the value of the total assets in the S&S U.S. Equity Fund would be invested in any particular industry, or (iv) more than 5% of the value of the total assets in the S&S U.S. Equity Fund would be invested in issuers which (including predecessors) have not been in continuous operation for at least three years.

d.	The S&S U.S. Equity Fund will not invest in securities of GE or its affiliates, or in securities of the investment adviser, and will not during the existence of any underwriting syndicate purchase any securities for which its investment adviser is acting as principal underwriter.

e.	The S&S U.S. Equity Fund will not purchase from or sell any of its portfolio securities to GE or its affiliates or its investment adviser or any officer or director thereof. This investment restriction is not intended to prohibit the S&S U.S. Equity Fund from engaging in such transactions with other investment companies or accounts managed by the investment adviser or the investment adviser’s affiliates when the transactions are entered into in accordance with the Investment Company Act and the rules thereunder.

f.	The S&S U.S. Equity Fund will not engage in margin transactions or short sales or participate in a joint trading account.

g.	The S&S U.S. Equity Fund will not invest in puts, calls or similar options.

h.	The S&S U.S. Equity Fund may borrow money from the GE Savings and Security Trust and secure repayment by pledging assets of the S&S U.S. Equity Fund. The S&S U.S. Equity Fund may also borrow money as a temporary measure to meet cash or administrative needs. Except with respect to borrowings from the GE Savings and Security Trust, the S&S U.S. Equity Fund will not mortgage or pledge any of its assets.

The GE S&S Income Fund

The S&S Income Fund will not:

a.	purchase securities on margin or sell short or participate in a joint trading account;

b.	deal in options to buy or sell securities except to the extent permitted by law;

c.	borrow money or property except as a temporary measure to meet the cash or administrative needs of the S&S Income Fund. In no event will the amount of such borrowings exceed 10% of such the S&S Income Funds’ total assets taken at market value at the time of such borrowing;

d.	make cash loans to others except through the purchase of debt securities in accordance with the S&S Income Funds’ investment objectives;

e.	invest in interests in oil, gas or other mineral lease or production agreements;

f.	act as an underwriter of securities for other issuers except that the S&S Income Fund may acquire securities under circumstances where if they are later resold it may be deemed to be an underwriter under the Securities Act of 1933, as amended (“Securities Act”);

g.	purchase securities for the purpose of exercising control or management;

h.	pledge, mortgage or hypothecate any of its assets except, that, to secure borrowings permitted by subparagraph c, it may pledge securities which, together with all such securities previously so pledged, at the time of pledge, do not exceed 10% of the S&S Income Fund’s total assets;

i.	unless otherwise permitted by law, purchase from or sell directly to any of its officers or Trustees or the officers or directors of its investment adviser, or any other affiliate (as defined in the Investment Company Act) of the S&S Income Fund or any affiliate of such affiliate, portfolio securities or other property of the S&S Income Fund;

j.	unless otherwise permitted by law, invest in securities of GE or its affiliates, or in securities of an investment adviser of the S&S Income Fund and will not during the existence of any underwriting syndicate purchase any securities for which its investment adviser is acting as principal underwriter;

k.	purchase any security if as a result of such purchase more than 25% of its total assets would be invested in a particular industry;

l.	purchase any security if as a result of such purchase more than 25% of its total assets would be subject to legal or contractual restrictions on resale; or

m.	invest in the securities of registered investment companies.

Information about Trustees and Executive Officers:

The business and affairs of the Trust are managed under the direction of the GE S&S Mutual Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Interested Trustees and Executive Officers

Dmitri Stockton

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Chairman of the Board

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  President and Chief Executive Officer of GEAM since May 2011; President and Chief Executive Officer of GE Capital’s Global Banking unit from January 2009 to April 2011; President and CEO of GE Money’s Central and Eastern European Banking Group from January 2005 to December 2008.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Director of GEAM since May 2011; Member of the Board of GE Foundation since November 2009; Member of the Executive Advisory Council at North Carolina A&T State University School of Business and Economics since March 2011; Trustee of Elfun Funds and General Electric Pension Trust since May 2011 and Member of the National Board of Directors of A Better Chance since January 2012.

George A. Bicher

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Chief Risk Officer of GEAM since March 2011; formerly, Senior Vice President and Portfolio Manager of GEAM from 2009 to 2011; Director of U.S. Equity Research and Portfolio Manager of GEAM from 2006 to 2009; U.S. equity research analyst of GEAM from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust and Director of GEAM since March 2011.

Joon Won Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  43

Position(s) Held with Fund  Vice President & Assistant Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – Vice President and Secretary – 2 years

Principal Occupation(s) During Past 5 Years   Senior Vice President and Deputy General Counsel of GEAM since March 2011; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Paul M. Colonna

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  44

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 Years  President and Chief Investment Officer – Public Investments of GEAM since March 2012; President and Chief Investment Officer – Fixed Income from March 2007 to March 2012; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President – Total Return Management of GEAM from March 2005 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since February 2007; Director of GEAM since March 2007 and Director of GE Asset Management Limited (GEAML) since December 2007.

Michael J. Cosgrove

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  63

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 25 years

Principal Occupation(s) During Past 5 Years  President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds & Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President – Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1998.

Number of Portfolios in Fund Complex Overseen by Trustee  25

Other Directorships Held by Trustee  Chairman of the Board and President of GE Institutional Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member of the Board of Governors for the Investment Company Institute since October 2006; Director, GE Asset Management (Ireland) Limited, since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998 and GE Asset Management Limited since 1998; Trustee of General Electric Pension Trust since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011; and Trustee, GE Volunteers from 1993 to June 2010.

Gregory B. Hartch

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  43

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years   Executive Vice President and the Strategy and Business Development Leader of GEAM; he became an Executive Vice President in 2013 and has served as the Strategy and Business Development Leader since December 2011; formerly Senior Vice President– Tactical Asset Allocation from 2010 to December 2011; Managing Director – International Real Estate from 2007 to 2010; and Director of Fixed Income Research from 2004 to 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since January 2012.

Jessica Holscott

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  37

Position(s) Held with Fund   Trustee

Term of Office and Length of Time Served   Until successor is elected and qualified – less than 1 year

Principal Occupation(s) During Past 5 Years  Executive Vice President and Chief Financial Officer of GEAM since August 2012; Staff Executive and Analyst for General Electric’s Chief Financial Officer from April 2011 to August 2012; General Electric Investor Relations from July 2009 to April 2011; Chief Financial Officer, NBC Local Media from 2007 to July 2009.

Number of Portfolios in Fund Complex Overseen by Trustee   8

Other Directorships Held by Trustee   Trustee of Elfun Funds and General Electric Pension Trust since August 2012; Director of GEAM since August 2012.

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, GE Investments Funds, Inc., and Elfun Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Jeanne M. LaPorta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  47

Position(s) Held with Fund  Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 9 years

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Investments Funds, Inc. and GE Institutional Funds since July 2003; Vice President of Elfun Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Ralph R. Layman

Address   c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  57

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 21 years

Principal Occupation(s) During Past 5 Years   Executive Vice President and Chief Investment Officer – Emeritus of GEAM since March 2012; President and Chief Investment Officer – Public Equities from July 2009 to March 2012; President – International Equities from March 2007 to July 2009; Executive Vice President – International Investments from 1992 to March 2007 and Senior Vice President International Investments from 1991 to 1992.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1993; Director of GE Asset Management Limited (GEAML) since September 1995 and Director of GEAM since July 2009.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  51

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  5 years

Principal Occupation(s) During Past 5 Years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  25

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007: Director of GE Investments Funds, Inc. and GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

Donald W. Torey

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  55

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 19 years

Principal Occupation(s) During Past 5 years  President and Chief Investment Officer – Alternative Investments of GEAM since March 2007; Executive Vice President from 1997 to March 2007; Executive Vice President – Alternative Investments from 1997 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1993 and Director of GEAM since 1997.

David Wiederecht

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  56

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Director of GEAM and President and Chief Investment Officer – Investment Solutions since 2008; Managing Director – Alternative Investments from 2004 to 2008; Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 2008; Director of GEAM since August 2008 and Director of Edmunds Holding Company since 1999.

Investment Adviser

GE Asset Management Incorporated

Program Trustees and Officers of the Investment Adviser

Dmitri Stockton, Trustee, President and Chief Executive Officer, GE Asset Management Incorporated (since May 2011)

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Trustee, Chief Risk Officer

Paul M. Colonna, Trustee, President and Chief Investment Officer – Public Investments

Michael J. Cosgrove, Trustee, President of Mutual Funds and Global Investment Programs

Gregory B. Hartch, Trustee, Executive Vice President – Strategy and Business Development Leader

Jessica Holscott, Trustee, Executive Vice President, Chief Financial Officer*

Ralph R. Layman, Trustee, Executive Vice President, Chief Investment Officer Emeritus

Maureen B. Mitchell, President of Global Sales and Marketing

Steve Rullo, Senior Vice President – Services and Technology

Matthew J. Simpson, Trustee, Executive Vice President, General Counsel and Secretary

Donald W. Torey, Trustee, President and Chief Investment Officer – Alternative Investments and Real Estate

David Wiederecht, Trustee, President and Chief Investment Officer – Investment Solutions

*	Effective August 1, 2012, Ms. Holscott replaced Tracie A. Winbigler as Executive Vice President and Chief Financial Officer.

Portfolio Managers

GE S&S U.S. Equity Fund	GE S&S Income Fund
David B. Carlson Stephen V. Gelhaus Paul C. Reinhardt	William Healey Mark H. Johnson Vita Marie Pike

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

State Street Bank & Trust Company

Shareholder Servicing Agent

Address all inquiries inside the Program to:	Address all inquiries outside the Program to:
GE S&SP Service Center	GE S&S Mutual Funds
c/o Fidelity Investments	BNY Mellon Asset Servicing
P.O. Box 770003	P.O. Box 9838
Cincinnati, OH 45277-0065	Providence, RI 02940

INSIDE THE SAVINGS & SECURITY PROGRAM

Shares or units held inside the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained on benefits.ge.com) or your S&SP Quarterly Investment Statement, which is provided quarterly and is available online at any time or upon request. You may obtain additional information and process transactions on investments held inside the Program by calling:

GE S&SP Service Center:  1-877-55-GESSP (1-877-554-3777)

or visit benefits.ge.com and click on My GE S&SP

OUTSIDE THE SAVINGS & SECURITY PROGRAM

If shares of U.S. Equity and Income Funds have been distributed to you from the Program, information on these investments may be obtained by calling:

GE Asset Management — Shareholder Services:  1-800-242-0134

or visit www.geam.com

M O R N I N G S T A R R A T I N G S™
Through December 31, 2012
FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
S&S U.S. Equity — (Large-Growth)
Overall	1741	¶	¶	¶
3 year	1642	¶	¶	¶
5 year	1573	¶	¶	¶
10 year	1300	¶	¶	¶
S&S Income — (Intermediate-Term Bond Fund)
Overall	1225	¶	¶	¶
3 year	1125	¶	¶	¶	¶
5 year	1064	¶	¶	¶
10 year	961	¶	¶	¶

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its category on a scale of one to five stars through the evaluation of the historical balance of risk and adjusted return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrics.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

Past performance is no guarantee of future results.

This does not constitute a part of the Funds’ Shareholder Report

GE S&S Funds

1600 Summer Street

Stamford, CT 06905

Or at:

PO Box 7900

Stamford, CT 06904-7900

www.geam.com

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

SS-1 (2/13)

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as Exhibit 1 to this Form N-CSR and is included in the following link:

http://files.gecompany.com/gecom/citizenship/pdfs/TheSpirit&TheLetter.pdf

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Donald W. Torey and Jessica Holscott are designated as audit committee financial experts for the Funds; and further that it is the finding of the Board of Trustees that Mr. Torey and Ms. Holscott qualify as audit committee financial experts. Each audit committee member is deemed to be an “interested person” of the Funds as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $18,500 in 2011 and $18,500 in 2012.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the S&S Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund’s independent accountants/auditors (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund’s investment adviser and the extent to which the Auditor provides non-audit services to the Fund’s investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below; (ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and (iii) monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund’s audits and any partner responsible for the reviewing the Fund’s audits. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Fund’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Fund’s financial statements;

(f) to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund’s investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund’s principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a “Covered Affiliate” and collectively, “Covered Affiliates”);

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor’s professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund’s officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and their financial reporting;

(k) to report on the Fund’s qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund’s tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

If the Auditor’s report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund’s fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.

3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2011 or 2012 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2011 and $0 in 2012.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates that were not pre-approved.

ITEM 5.	Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The Registrant’s audit committee members are: Donald W. Torey and Jessica Holscott.

ITEM 6.	Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Attached hereto as exhibit 1 is the company’s Code of Ethics.

(b) Attached hereto as Exhibit 2 and Exhibit 3 are the Certifications of Dmitri L. Stockton and Arthur A. Jensen as principal executive officer and principal financial officer, respectively of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

General Electric S&S U.S. Equity Fund

By:	/S/ DMITRI L. STOCKTON
Dmitri L. Stockton
Trustee, President and Chief Executive Officer, GE Asset Management Incorporated

Date:	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ DMITRI L. STOCKTON
Dmitri L. Stockton
Trustee, President and Chief Executive Officer, GE Asset Management Incorporated

Date:	February 22, 2013

By:	/S/ ARTHUR A. JENSEN
Arthur A. Jensen
Treasurer, S&S Funds

Date:	February 22, 2013

EXHIBIT INDEX

(a) Attached hereto as exhibit 1 is the company’s Code of Ethics.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.